Newkirk Realty Trust, Inc.

AT THE COMPANY

Carolyn Tiffany
Chief Operating Officer
(617) 570-4680

                           NEWKIRK REALTY TRUST, INC.
             ANNOUNCES FIRST QUARTER FINANCIAL AND OPERATING RESULTS

FOR IMMEDIATE RELEASE - Boston, Massachusetts - May 2, 2006 - Newkirk Realty Trust, Inc. (NYSE:NKT) general partner of The Newkirk Master Limited Partnership (the "Operating Partnership") reported today its results for the quarter ended March 31, 2006.

Financial Highlights

      o     Declared a $0.40 per share dividend during the quarter.

      o Reported AFFO from continuing operations of $12.0 million, or $0.62 per share.

      o     Reported earnings of $7.1 million or $0.37 per share.

Property Acquisitions and Investments

During the quarter ended March 31, 2006, the Operating Partnership acquired interests in six properties for an aggregate purchase price of approximately $67.5 million with an aggregate of approximately 1.1 million square feet. These transactions, as previously announced, are summarized as follows:

      o On January 18, 2006, the Operating Partnership acquired an approximately 116,000 square foot office building in Bridgewater, New Jersey for a purchase price of $21,150,000.

      o On January 26, 2006, the Operating Partnership acquired an approximately 99,000 square foot 100% leased office building in Lisle, Illinois for a purchase price of $15,250,000.

      o On March 7, 2006, the Operating Partnership acquired two warehouse/distribution centers located in Rockford, Illinois, comprising 240,000 square feet for a purchase price of $10,550,000.

      o On March 29, 2006, the Operating Partnership acquired a 639,000 square foot property located in Statesville, North Carolina for a purchase price of $20,500,000.

Subsequent to quarter end, on April 26, 2006, the Company acquired a 226,000 square foot office building located in Rochester, New York for a purchase price of $26,400,000, currently leased through 2014 to The Frontier Corporation, a communications company.

Debt Placements and Acquisitions

As previously reported, the Company entered into a joint venture with a subsidiary of Winthrop Realty Trust to originate and acquire loans secured directly or indirectly by real estate. The Company made the following investments during the quarter ended March 31, 2006, which were contributed to the joint venture:

      o On February 13, 2006, acquired a 10 year, BBB rated bond secured by net leased properties owned by Kindercare Real Estate LLC with a face value of $11,700,000 and a projected unleveraged yield to maturity of 7%.

      o On March 13, 2006, acquired a $3,309,000 participation interest in a $18,750,000 mezzanine loan and a $11,691,000 participation interest in a $66,500,000 mezzanine loan. The loans are secured by the ownership interests in entities owning fee title to retail stores net leased to Toys "R" Us, bear interest at a rate of LIBOR plus 175 basis points and mature on August 9, 2007, subject to three, one-year extensions.

      o On March 20, 2006, acquired a $30,750,000 B Note secured by a 757,000 square foot office building in Dallas, Texas presently net leased to JP Morgan Chase with an initial interest rate of 8.67% for a purchase price of $27,732,000.

Leasing Activity

      o During the quarter ended March 31, 2006, the Operating Partnership renewed leases at four properties, totaling 932,957 square feet. Included in the renewed leases were tenants at three retail properties and the distribution facility leased to Sears located in Memphis, Tennessee.

      o During the quarter the Operating Partnership executed a ten-year lease extension with Raytheon Company commencing on January 1, 2009 for approximately 345,000 square feet of office space and 63% of the parking structure relating thereto located in El Segundo, California.

      o As of April 15, 2006, the Operating Partnership's properties were 96.9% leased

Financings

      o On February 10, 2006, the Operating Partnership obtained a first mortgage loan in the principal amount of $14,800,000 secured by the Company's property located in Bridgewater, New Jersey and received net proceeds of $14,600,000.

      o The joint venture with Winthrop Realty Trust has entered into a $300,000,000 repurchase agreement pursuant to which the joint venture expects to leverage up to 75% of the assets held in the joint venture.

      o Subsequent to quarter end, on April 7, 2006, the Operating Partnership entered into an unsecured revolving credit agreement with KeyBank providing for borrowings of up to $50,000,000, subject to increase up to $100,000,000, maturing April 2009.

Property Sales

The Operating Partnership has entered into agreements to sell 51 properties currently leased to two tenants for approximately $193,000,000.

      o On March 14, 2006, the Operating Partnership entered into an agreement to sell its Toledo, Ohio property to the residual value insurance carrier for approximately $33,000,000, $1,000,000 in cash plus the assumption of $32,000,000 of debt.

      o On April 3, 2006 the Operating Partnership entered into a letter of intent to sell 50 retail properties currently leased to Albertson's Inc. for approximately $160,000,000, subject to due diligence and other conditions.

Additional Information and Supplemental Data:

Newkirk Realty Trust, Inc. was formed in 2005 as a real estate investment trust and on November 7, 2005 became the general partner of, and acquired a 30.1% interest in, The Newkirk Master Limited Partnership. At April 15, 2006, Newkirk Master Limited Partnerships primary assets were its interests in 210 real properties. Almost all of the properties are leased to one or more tenants pursuant to net leases. Newkirk Realty Trust is listed on the New York Stock Exchange (ticker symbol "NKT") and has executive offices in Jericho, New York and Boston, Massachusetts.

                           NEWKIRK REALTY TRUST, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (In thousands, except per share amounts)

                                                                                 Three Months Ended
                                                                                   March 31, 2006
                                                                                    (unaudited)
                                                                                  ---------------
Revenue:
       Rental income                                                              $        59,288
       Interest income                                                                      4,224
       Management fees                                                                         64
                                                                                  ---------------

            Total revenue                                                                  63,576
                                                                                  ---------------

Expenses:
       Interest (including $193 to a related party)                                        13,033
       Depreciation                                                                        11,923
       Compensation expense for exclusivity rights                                            833
       General and administrative (including $1,200 to a related party)                     2,540
       Operating                                                                            1,346
       Amortization                                                                         1,331
       Ground rent                                                                            831
       State and local taxes                                                                  846
       Loss from disposal of real estate securities held for sale                              21
       Other expense                                                                        5,345
                                                                                  ---------------

            Total expenses                                                                 38,049
                                                                                  ---------------

Income from continuing operations before equity in income
       from investments in limited partnerships and minority interest                      25,527

       Equity in income from investments in limited partnerships                              464
       Minority interest                                                                  (18,739)
                                                                                  ---------------

Income from continuing operations                                                           7,252
                                                                                  ---------------

Discontinued operations:
       Loss from discontinued operations                                                     (374)
       Minority interest                                                                      262
                                                                                  ---------------

            Loss from discontinued operations                                                (112)
                                                                                  ---------------

Net income applicable to Common Stock                                             $         7,140
                                                                                  ===============

Other comprehensive income:
       Net income                                                                 $         7,140
       Unrealized gain on real estate securities available for sale securities                396
       Unrealized gain on interest rate derivative                                          3,783
       Minority interest in other comprehensive income                                     (2,921)
                                                                                  ---------------

            Comprehensive income                                                  $         8,398
                                                                                  ===============

Per share data:
       Income from continuing operations                                          $          0.38
       Income from discontinued operations                                                  (0.01)
                                                                                  ---------------

            Net income applicable to Common Stock                                 $          0.37
                                                                                  ===============

Weighted average Common Stock                                                              19,375
                                                                                  ===============

                           Newkirk Realty Trust, Inc.
       Consolidated Statement of Adjusted Funds from Continuing Operations
                    (in thousands, except per share amounts)

                                                                              Three Months Ended
                                                                                March 31, 2006
                                                                                 (unaudited)
                                                                               ---------------
Income from continuing operations per Consolidated Statement of Operations:    $         7,252

Real estate depreciation                                                                 3,722
Real estate depreciation of unconsolidated interests                                        60
Amortization of capitalized leasing costs                                                  669
                                                                               ---------------

Funds from continuing operations                                                        11,703

Add: Compensation expense incurred for exclusivity rights                                  251
                                                                               ---------------

Adjusted funds from continuing operations                                      $        11,954
                                                                               ===============

Adjusted funds from continuing operations per share                            $          0.62
                                                                               ===============

Dividends declared per common share                                            $          0.40
                                                                               ===============

Information About Funds From Operations

We compute funds from continuing operations ("FFO") as shown in the calculation above. Funds from continuing operations is a non-GAAP financial measure which represents "funds from operations" as defined by NAREIT, excluding net income
(loss) from discontinued operations. NAREIT defines funds from operations as net income, computed in accordance with generally accepted accounting principles or GAAP, excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. We have also reported our adjusted FFO ("AFFO") as adjusted for the non-cash charge incurred in connection with the issuance of shares to Winthrop Realty Trust in exchange for the contribution of certain exclusivity rights with respect to net-lease business opportunities offered to or generated by senior management. We consider AFFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that funds from continuing operations provides a more meaningful and accurate indication of Newkirk's performance. AFFO can also facilitate a comparison of current operating performance among REITs. AFFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

                           NEWKIRK REALTY TRUST, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (In thousands, except per-share data)

                                                                        March 31, 2006
                                                                         (unaudited)
                                                                       ---------------
ASSETS

Real estate investments:
    Land                                                               $        50,428
    Land estates                                                                67,851
    Buildings and improvements                                               1,539,524
                                                                       ---------------

        Total real estate investments                                        1,657,803

    Less accumulated depreciation and amortization                            (607,718)
                                                                       ---------------

        Real estate investments, net                                         1,050,085

Real estate held for sale, net of accumulated
    depreciation of $43,714                                                     37,891
Cash and cash equivalents                                                      131,056
Restricted cash                                                                 14,602
Real estate securities held for sale                                             6,417
Receivables (including $929 from related parties)                               33,955
Deferred rental income receivable                                               20,143
Loans receivable                                                                15,519
Equity investments in limited partnerships                                       7,563
Equity investment in joint venture                                              11,724
Deferred costs, net of accumulated amortization of $20,952                      13,568
Lease intangibles, net                                                          10,933
Other assets (including $1,364 from related parties)                            30,589
Other assets of discontinued operations                                          3,563
                                                                       ---------------

        Total Assets                                                   $     1,387,608
                                                                       ===============

LIABILITIES, MINORITY INTEREST AND
    STOCKHOLDERS' EQUITY

Liabilities:

Mortgage notes payable (including $15,880 to a related party)          $       209,360
Note payable                                                                   580,294
Contract right mortgage notes payable                                           11,397
Accrued interest payable (including $193 to a related party)                     5,262
Accounts payable and accrued expenses                                            4,755
Below market lease intangibles, net                                              5,610
Dividend payable                                                                 7,750
Other liabilities                                                                4,960
Liabilities of discontinued operations                                          38,590
                                                                       ---------------

        Total Liabilities                                                      867,978
                                                                       ---------------

Contingencies

Minority interests                                                             342,941
                                                                       ---------------
Stockholders' equity
    Preferred stock; $.01 par value; 100,000,000 shares authorized;
        1 issued and outstanding                                                    --
    Common stock; $.01 par value; 400,000,000 shares authorized;
        19,375,000 issued and outstanding                                          194

    Additional paid-in capital                                                 179,871

    Accumulated dividends in excess of net income                               (4,492)

    Accumulated other comprehensive income                                       1,116
                                                                       ---------------

        Total Stockholders' Equity                                             176,689
                                                                       ---------------

        Total Liabilities, Minority Interests and
           Stockholders' Equity                                        $     1,387,608
                                                                       ===============

Further details regarding the Company's results of operations, properties and tenants are available in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2006 which will be filed with the Securities and Exchange Commission and will be available for download at the Company's website www.newkirkreit.com or at the Securities and Exchange Commission website www.sec.gov.

Certain statements contained in this press release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. Further information about these matters and the risks generally with respect to the Company can be found in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.